UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 26, 2006
Commission file number 1-11625
Pentair, Inc.
(Exact name of Registrant as specified in its charter)

Minnesota	41-0907434

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

5500 Wayzata Blvd, Suite 800, Golden Valley, Minnesota	55416

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (763) 545-1730
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
(a)     Not applicable.
(b)     Not applicable.
(c)     On September 26, 2006, Pentair, Inc. issued a press release announcing the promotion of Michael V. Schrock, age 53, to the position of president and chief operating officer for the Company. A copy of the release is filed herewith as Exhibit 99.1 and incorporated herein by reference. Copies of the Letter Agreement and the Confidentiality and Non-Competition Agreement between the Company and Michael Schrock dated January 6, 2005 are filed as Exhibits 10.1 and 10.2, respectively, to, and described in Item 1.01 of Pentair, Inc.’s Form 8-K dated January 6, 2005, all of which are incorporated by reference herein.
(d)     Not applicable.
ITEM 7.01 Regulation FD Disclosure
On September 26, 2006, Pentair, Inc. issued a press release revising third quarter 2006 earnings per share (“EPS”) guidance to a range of $0.30 to $0.32 per share, revising fourth quarter 2006 EPS guidance to a range of $0.33 to $0.35 per share, and revising full-year 2006 EPS guidance from Continuing Operations to a range of $1.72 to $1.76 per share. A copy of the release is furnished herewith as Exhibit 99.2 and incorporated herein by reference.
The information contained in Item 7.01 of this Current Report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
ITEM 8.01 Other Events.
On September 26, 2006, Pentair, Inc. issued a press release announcing the departure of Charles M. Brown, former president and chief operating officer for the Company’s pump and pool and spa businesses. A copy of the release is filed herewith as Exhibit 99.1 and incorporated herein by reference.
ITEM 9.01 Financial Statements and Exhibits
(a)	Financial Statements of Businesses Acquired Not applicable.

(b)	Pro Forma Financial Information Not applicable.

(c)	Shell Company Transactions Not applicable

(d)	Exhibits The following exhibits are provided as part of the information filed under Items 5.02 and 8.01 (Exhibit 99.1) and furnished under Item 7.01 (Exhibit 99.2) of this Current Report on Form 8-K:

Exhibit	Description
99.1	Pentair, Inc. press release dated September 26, 2006 announcing the promotion of Michael V. Schrock to the position of president and chief operating officer for the Company and the departure of Charles M. Brown, former president and chief operating officer for the Company’s pump and pool and spa businesses.
99.2	Pentair, Inc. press release dated September 26, 2006 revising third quarter 2006 EPS guidance to a range of $0.30 to $0.32 per share, revising fourth quarter 2006 EPS guidance to a range of $0.33 to $0.35 per share, and revising full-year 2006 EPS guidance from Continuing Operations to a range of $1.72 to $1.76 per share.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on September 26, 2006.

PENTAIR, INC. Registrant
By /s/ David D. Harrison
David D. Harrison
Executive Vice President and Chief Financial Officer (Chief Accounting Officer)

PENTAIR, INC.
Exhibit Index to Current Report on Form 8-K
Dated September 26, 2006

Exhibit
Number	Description
99.1	Pentair, Inc. press release dated September 26, 2006 announcing the promotion of Michael V. Schrock to the position of president and chief operating officer for the Company and the departure of Charles M. Brown, former president and chief operating officer for the Company’s pump and pool and spa businesses.

99.2	Pentair, Inc. press release dated September 26, 2006 revising third quarter 2006 EPS guidance to a range of $0.30 to $0.32 per share, revising fourth quarter 2006 EPS guidance to a range of $0.33 to $0.35 per share, and revising full-year 2006 EPS guidance from Continuing Operations to a range of $1.72 to $1.76 per share.